SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2012 (January 13, 2012)

VICTORY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	2-76219-NY	87-0564472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20341 Irvine Avenue, Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 480-0305

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2011, Victory Energy Corporation (the “Company”) filed Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”) with the Secretary of State of the State of Nevada.  The Amended and Restated Articles amend several provisions of the Company’s Articles of Incorporation, which include: (1) effecting a 50-to-1 reverse stock split of the Company’s outstanding shares of common stock (the “Reverse Stock Split”); and (2) increasing the number of authorized shares which the Company has authority to issue to 50,000,000 shares, consisting of 47,500,000 shares of common stock having a par value of $0.001 per share and 2,500,000 shares of preferred stock having a par value of $0.001 per share.
On January 12, 2012, the Financial Industry Regulatory Authority approved the Amended and Restated Articles and the Amended and Restated Articles became effective at 7:00 a.m., Eastern Daylight Time, on January 13, 2012.  Pursuant to and upon the effectiveness of the Amended and Restated Articles, each 50 shares of common stock of the Company issued and outstanding at the time of such effectiveness were combined into one share of common stock of the Company and the total number of shares of common stock outstanding was reduced from approximately 382,307,294 shares to approximately 7,646,146 shares.

The Company has retained Transfer Online, Inc. (“Transfer Online”) to act as exchange agent for the Reverse Stock Split.  Transfer Online will manage the exchange of old, pre-Reverse Stock Split shares for new post-Reverse Stock Split Shares.  Stockholders of record as of the effective time of the Reverse Stock Split will receive a letter of transmittal providing instructions for the exchange of their shares.  Stockholders who hold their shares in “street name” will be contacted by their banks or brokers with any instructions.  For further information, stockholders and securities brokers should contact Transfer Online at 512 SE Salmon Street
Portland, OR 97214, or via phone at (+1) 503-227-2950.

A copy of the Amended and Restated Articles was filed with the Company’s Definitive Information Statement on Schedule 14C filed by the Company with the Securities and Exchange Commission on November 18, 2011, 2011, and made available to the Company’s stockholders on or about November 18, 2011.

Item 8.01                      Other Events.

The Company issued a press release on January 13, 2012 announcing the effectiveness on that date of the Reverse Stock Split discussed under Item 5.03 of this report.  The press release is filed as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.              Description

99.1	Press Release of Victory Energy Corporation dated January 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VICTORY ENERGY CORPORATION

Dated: January 13, 2012	By:	/s/ ROBERT J. MIRANDA
Robert Miranda
Chief Executive Officer